Exhibit 99.1

CPI Card Group Inc. Announces Acquisition of Arroweye Solutions, Inc.

Date: May 7, 2025

Acquisition Aligns with CPI’s Strategy to Grow and Diversify by Adding Arroweye’s Digitally-driven On-demand Payment Card Solutions to CPI’s Portfolio

Littleton, CO. May 7, 2025 -- CPI Card Group Inc. (Nasdaq: PMTS) (“CPI” or the “Company”), a payments technology company providing a comprehensive range of payment cards and related digital solutions, today announced it has acquired Arroweye Solutions, Inc. (“Arroweye”) for a purchase price of $45.55 million.

Arroweye is a leading provider of digitally-driven on-demand payment card solutions for the U.S. market. The company’s technology-driven platform and production capabilities eliminate the need for customers to hold inventory and allow for hyper-personalization and rapid turnaround times.

The addition of Arroweye’s on-demand payment card solutions to CPI’s portfolio of payment card production, personalization, instant issuance, prepaid, and digital solutions will allow CPI to offer more choices to a larger combined base of thousands of customers. In addition, CPI anticipates leveraging its resources and market position to increase Arroweye’s share and expand penetration of its solutions to new customers. Arroweye’s revenues are expected to be in the mid-$50 million range in 2025, on an annualized basis.

“Adding Arroweye’s digitally-driven on-demand payment card solutions to the CPI portfolio supports our strategic focus of putting our customers first, while aiding long-term growth and diversification,” said John Lowe, President and Chief Executive Officer of CPI. “This transaction brings us additional capabilities, advanced technology, and increased capacity, and complements the existing offerings we currently provide to our extensive customer base.”

Lowe added, “We believe this transaction will generate a strong return for CPI and our shareholders, and we’re excited to welcome the Arroweye team to the CPI organization.”

“We are very pleased to be joining forces with a U.S. industry leader in payment card technology solutions,” said Dan Oswald, President and Chief Executive Officer of Arroweye. “We believe CPI is the best home for Arroweye’s solutions, operations, and employees. CPI’s strong market position, customer relationships, and financial resources will enable Arroweye to expand its offerings to its existing clients while continuing to build on our long-term growth and development.”

Arroweye has approximately 200 employees, with its headquarters and 75,000 square foot production facility located in Las Vegas, Nevada.

The all-cash transaction was completed upon signing on May 6, subject to customary closing adjustments. CPI funded the acquisition with a combination of cash and borrowings from its $75 million ABL revolver. CPI will not assume any Arroweye debt or cash in the transaction.

Dorsey and Whitney LLP served as legal counsel to CPI in the transaction. Houlihan Lokey served as financial advisor to Arroweye and Faegre Drinker Biddle and Reath LLP served as legal counsel.

About CPI Card Group Inc.

CPI Card Group is a payments technology company providing a comprehensive range of payment cards and related digital solutions. With a focus on building personal relationships and earning trust, we help our customers navigate the constantly evolving world of payments, while delivering innovative solutions that spark connections and support their brands. We serve clients across industry, size, and scale through our team of experienced, dedicated employees and our network of high-security production and card services facilities, all located in the United States. CPI is committed to exceeding our customers’ expectations, transforming our industry, and enhancing the way people pay every day. Learn more at www.cpicardgroup.com.

About Arroweye

Arroweye Solutions is a leading provider of dynamic, just-in-time payment card production and fulfillment services. Using patented technology, Arroweye offers a fully customizable and scalable solution that eliminates the need for pre-printed card inventory, enabling financial institutions, fintechs, prepaid programs and others to respond quickly to market demands and customer needs.

Forward-Looking Statements

Certain statements and information in this release (as well as information included in other written or oral statements we make from time to time) may contain or constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “believe,” “estimate,” “project,” “expect,” “anticipate,” “affirm,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “continue,” “committed,” “attempt,” “aim,” “target,” “objective,” “guides,” “seek,” “focus,” “provides guidance,” “provides outlook” or other similar expressions are intended to identify forward-looking statements, which are not historical in nature. These forward-looking statements, including statements about our strategic initiatives and market opportunities, are based on our current expectations and beliefs concerning future developments and their potential effect on us and other information currently available. Such forward-looking statements, because they relate to future events, are by their very nature subject to many important risks and uncertainties that could cause actual results or other events to differ materially from those contemplated.

These risks and uncertainties include, but are not limited to: (i) risks relating to our business and industry, such as a deterioration in general economic conditions, including due to inflationary conditions, resulting in reduced consumer confidence and business spending, and a decline in consumer credit worthiness impacting demand for our products; the unpredictability of our operating results, including an inability to anticipate changes in customer inventory management practices and its impact on our business; our failure to retain our existing key customers or identify and attract new customers; the highly competitive, saturated and consolidated nature of our marketplace; our inability to develop, introduce and commercialize new products and services, including due to our inability to undertake research and development activities; new and developing technologies that make our existing technology solutions and products obsolete or less relevant or our failure to introduce new products and services in a timely manner or at all; system security risks, data protection breaches and cyber-attacks; the usage, or lack thereof, of artificial intelligence technologies; disruptions, delays or other failures in our supply chain, including as a result of inflationary pressures, single-source suppliers, failure or inability of suppliers to comply with our code of conduct or contractual requirements, trade restrictions, tariffs, foreign conflicts or political unrest in countries in which our suppliers operate, and our inability to pass related costs on to our customers or difficulty meeting customers’ delivery expectations due to extended lead times;

changes in U.S. trade policy and the impact of tariffs on our business and results of operations; interruptions in our operations, including our information technology systems, or in the operations of the third parties that operate computing infrastructure on which we rely; defects in our software and computing systems; disruptions in production at one or more of our facilities due to weather conditions, climate change, political instability, or social unrest; problems in production quality, materials and process and costs relating to product defects and any related product liability and/or warranty claims and damage to our reputation; our inability to recruit, retain and develop qualified personnel, including key personnel, and implement effective succession processes; our substantial indebtedness, including the restrictive terms of our indebtedness and covenants of future agreements governing indebtedness and the resulting restraints on our ability to pursue our business strategies; our inability to make debt service payments or refinance such indebtedness; our inability to successfully execute on acquisitions, including the acquisition of Arroweye, or divestitures or strategic relationships; our status as an accelerated filer and complying with the Sarbanes-Oxley Act of 2002 and the costs associated with such compliance and implementation of procedures thereunder; our failure to maintain effective internal control over financial reporting and risks relating to investor confidence in our financial reporting; environmental, social and governance (“ESG”) preferences and demands of various stakeholders and the related impact on our ability to access capital, produce our products in conformity with stakeholder preferences, comply with stakeholder demands and comply with any related legal or regulatory requirements or restrictions; negative perceptions of our products due to the impact of our products and production processes on the environment and other ESG-related risks; damage to our reputation or brand image; the effects of climate change on our business; our inability to adequately protect our trade secrets and intellectual property rights from misappropriation, infringement claims brought against us and risks related to open source software; our inability to renew licenses with key technology licensors; our limited ability to raise capital, which may lead to delays in innovation or the abandonment of our strategic initiatives; costs and impacts related to additional tax collection efforts by states, unclaimed property laws, or future increases in U.S. federal or state income taxes, resulting in additional expenses which we may be unable to pass along to our customers; our inability to realize the full value of our long-lived assets; costs and potential liabilities associated with compliance or failure to comply with laws and regulations, customer contractual requirements and evolving industry standards regarding consumer privacy and data use and security; our failure to operate our business in accordance with the Payment Card Industry Security Standards Council security standards or other industry standards; the effects of trade restrictions, delays or interruptions in our ability to source raw materials and components used in our products from foreign countries; the effects ongoing foreign conflicts on the global economy; adverse conditions in the banking system and financial markets, including the failure of banks and financial institutions; our failure to comply with environmental, health and safety laws and regulations that apply to our products and the raw materials we use in our production processes; (ii) risks relating to ownership of our common stock, such as those associated with concentrated ownership of our stock by our significant stockholders and potential conflicts of interests with other stockholders; the impact of concentrated ownership of our common stock and the sale or perceived sale of a substantial amount of common stock on the trading volume and market price of our common stock; potential conflicts of interest that may arise due to our board of directors being comprised in part of directors who are principals of or were nominated by our significant stockholders; the influence of securities analysts over the trading market for and price of our common stock, particularly due to the lack of substantial research coverage of our common stock; the impact of stockholder activism or securities litigation on the trading price and volatility of our common stock; certain provisions of our organizational documents and other contractual provisions that may delay or prevent a change in control and make it difficult for stockholders other than our significant stockholders to change the composition of our board of directors; and (iii) general risks, such as relating to our ability to comply with a wide variety of complex evolving laws and regulations and the exposure to liability for any failure to comply; the effect of legal and regulatory proceedings and the adequacy of our insurance policies; and other risks that are described in Part I, Item 1A, Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 4, 2025, in Part II, Item 1A, Risk Factors of our Quarterly Report on Form 10-Q and our other reports filed from time to time with the Securities and Exchange Commission (the “SEC”).

We caution and advise readers not to place undue reliance on forward-looking statements, which speak only as of the date hereof. These statements are based on assumptions that may not be realized and involve risks and uncertainties that could cause actual results or other events to differ materially from the expectations and beliefs contained herein. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

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For more information:

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CPI Card Group Inc. Investor Relations:

(877) 369-9016

InvestorRelations@cpicardgroup.com

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Media@cpicardgroup.com